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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 26, 2004
                                                   --------------


                           CAMCO FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          DELAWARE                    0-25196                 51-0110823
        ------------                 -----------              ------------
(State or other jurisdiction     (Commission File No.)   (IRS Employer I.D. No.)
     of incorporation)



                    6901 Glenn Highway, Cambridge, Ohio   43725
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:         (740) 435-2020
                                                     ---------------------------




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Item 5.  Other Events and Regulation FD Disclosure.
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         On March 26, 2004, Camco Financial Corporation issued a press release the execution of an agreement to acquire London Financial Corporation. The press release is attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits.
------   ---------------------------------
         (a) and (b)       Not applicable.

         (c)               Exhibits.

                           See Index to Exhibits.



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                                   SIGNATURES
                                   ----------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CAMCO FINANCIAL CORPORATION



                                    By:  /s/ Richard C. Baylor
                                         ---------------------------------------
                                         Richard C. Baylor, President


Date:  March 26, 2004




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                                INDEX TO EXHIBITS
                                -----------------


Exhibit
Number                              Description
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  99          Press Release of Camco Financial Corporation dated March 26, 2004.



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